Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009				2008					2007		2006
	Sept. 30 / YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	Dec. 31 /YTD
Period-End Balance Sheet
Total assets	$7,678,434	$7,678,434	$7,767,312	$8,252,576	$8,528,341	$8,528,341	$8,246,655	$8,311,025	$8,315,368	$8,091,518	$8,091,518	$8,441,526
Securities HTM - amortized cost	83,860	83,860	86,245	81,566	84,306	84,306	85,982	94,580	95,651	97,671	97,671	91,380
Securities AFS - fair market value	1,349,669	1,349,669	1,450,082	1,901,919	2,216,186	2,216,186	2,024,881	2,106,461	2,100,602	2,080,046	2,080,046	2,387,788
FHLB and FRB stock	54,768	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,886
Loans:
Commercial and industrial	1,484,601	1,484,601	1,457,413	1,508,175	1,490,101	1,490,101	1,485,541	1,448,723	1,396,665	1,347,481	1,347,481	1,413,263
Agricultural	200,955	200,955	210,675	219,178	216,814	216,814	234,755	281,002	257,505	235,498	235,498	158,305
Real estate - office, retail, and industrial	1,151,276	1,151,276	1,117,748	1,086,987	1,025,241	1,025,241	999,319	951,776	908,098	824,078	824,078	895,666
Real estate - residential construction	400,502	400,502	458,913	466,195	509,059	509,059	509,974	510,818	515,052	505,194	505,194	451,186
Real estate - commercial construction	196,198	196,198	204,042	232,675	258,253	258,253	229,492	246,668	255,463	244,904	244,904	209,064
Real estate - multifamily	342,807	342,807	305,976	311,865	286,963	286,963	237,506	218,805	209,087	217,266	217,266	278,009
Real estate - other commercial	858,693	858,693	880,515	832,851	827,651	827,651	776,104	768,308	731,960	804,769	804,769	736,211
Real estate - 1-4 family	138,862	138,862	171,186	185,486	198,197	198,197	205,851	213,295	224,895	220,741	220,741	215,464
Consumer	532,174	532,174	534,303	543,716	547,784	547,784	545,040	542,960	547,040	563,741	563,741	651,776

Total loans	5,306,068	5,306,068	5,340,771	5,387,128	5,360,063	5,360,063	5,223,582	5,182,355	5,045,765	4,963,672	4,963,672	5,008,944
Other Assets:
Other earning assets	94,924	94,924	19,926	14,626	20,584	20,584	15,816	18,060	19,113	19,397	19,397	5,081
Total earning assets	6,889,289	6,889,289	6,951,792	7,440,007	7,735,906	7,735,906	7,405,028	7,456,223	7,315,898	7,215,947	7,215,947	7,552,839
Bank owned life insurance	197,681	197,681	197,564	199,070	198,533	198,533	207,390	206,132	203,987	203,535	203,535	196,598
Goodwill and other intangibles	281,614	281,614	282,592	283,570	284,548	284,548	285,643	286,737	287,141	288,235	288,235	292,658
Deposits:
Demand deposits	1,069,870	1,069,870	1,058,553	1,046,660	1,040,763	1,040,763	1,056,905	1,077,659	1,060,545	1,064,684	1,064,684	1,124,081
Interest bearing deposits	4,679,283	4,679,283	4,708,103	4,461,722	4,544,991	4,544,991	4,601,379	4,707,504	4,661,017	4,714,177	4,714,177	5,043,135

Total deposits	5,749,153	5,749,153	5,766,656	5,508,382	5,585,754	5,585,754	5,658,284	5,785,163	5,721,562	5,778,861	5,778,861	6,167,216
Fed funds purchased and repurchase agreements	265,917	265,917	566,794	685,016	737,598	737,598	928,966	676,571	569,662	665,164	665,164	612,608
Other borrowed funds	450,382	450,382	225,382	850,736	960,736	960,736	625,737	813,337	844,064	599,064	599,064	569,660
Subordinated debt	157,717	157,717	232,342	232,375	232,409	232,409	232,442	232,476	232,509	230,082	230,082	228,674
Stockholders’ equity	983,579	983,579	892,053	903,612	908,279	908,279	718,909	724,034	737,927	723,975	723,975	751,014
Stockholders’ equity, excluding OCI	999,796	999,796	941,535	941,082	926,321	926,321	770,716	759,983	747,260	735,702	735,702	766,302
Stockholders’ equity, common	790,579	790,579	699,053	710,612	715,949	715,949	718,909	724,034	737,927	723,975	723,975	751,014
Stockholders’ equity, common excluding OCI	806,796	806,796	748,535	748,082	733,991	733,991	770,716	759,983	747,260	735,702	735,702	766,302
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	192,330	192,330	—	—	—	—	—	—
Average Balance Sheet
Total assets	$8,165,187	$7,877,055	$8,195,690	$8,428,879	$8,225,440	$8,365,535	$8,275,818	$8,187,594	$8,070,724	$8,091,333	$7,920,731	$8,255,764
Securities - HTM taxable	7,473	7,396	7,454	7,571	7,670	7,575	7,647	7,701	7,756	9,450	8,170	9,848
Securities - HTM tax-exempt	77,340	77,470	79,129	75,398	84,718	78,089	82,213	90,682	87,991	88,099	81,814	91,046
Securities - AFS taxable	971,220	711,552	990,358	1,217,308	1,171,264	1,195,909	1,192,899	1,162,348	1,133,390	1,268,389	1,140,075	1,456,220
Securities - AFS tax-exempt	807,552	721,872	810,485	892,169	936,933	917,418	931,565	943,278	955,745	906,905	915,398	998,727
FHLB and FRB stock	54,768	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,774	54,767	59,056
Total loans	5,363,905	5,346,769	5,366,393	5,378,905	5,149,879	5,275,981	5,205,188	5,097,586	5,018,767	4,943,479	4,921,210	4,869,360
Other earning assets	119,812	210,667	129,716	16,921	35,310	58,231	24,868	37,327	20,676	30,507	26,955	10,892

Total earning assets	7,402,070	7,130,494	7,438,303	7,643,040	7,440,541	7,587,970	7,499,147	7,393,689	7,279,092	7,301,603	7,148,389	7,495,149
Deposits:
Demand deposits	1,043,047	1,056,188	1,044,033	1,028,617	1,043,972	1,043,596	1,053,530	1,053,339	1,025,320	1,055,251	1,050,954	1,052,413
Savings deposits	753,580	749,995	762,375	748,350	792,524	748,065	784,646	823,196	814,764	754,009	788,526	653,321
NOW accounts	994,895	1,062,708	1,026,432	893,687	935,429	923,643	983,364	953,808	880,505	900,956	885,966	924,539
Money market deposits	889,852	995,132	903,728	768,202	787,218	737,658	770,967	818,815	822,154	859,864	854,409	867,775

Core transactional deposits	3,681,374	3,864,023	3,736,568	3,438,856	3,559,143	3,452,962	3,592,507	3,649,158	3,542,743	3,570,080	3,579,855	3,498,048
Time deposits > $100,000	1,236,562	1,225,893	741,356	698,301	802,500	738,486	839,495	830,166	802,149	827,907	810,802	746,036
Time deposits < $100,000	762,111	712,552	1,247,992	1,371,370	1,369,879	1,444,120	1,330,535	1,331,445	1,373,034	1,491,995	1,429,534	1,683,866

Total time deposits	1,998,673	1,938,445	1,989,348	2,069,671	2,172,379	2,182,606	2,170,030	2,161,611	2,175,183	2,319,902	2,240,336	2,429,902

Total deposits	5,680,047	5,802,468	5,725,916	5,508,527	5,731,522	5,635,568	5,762,537	5,810,769	5,717,926	5,889,982	5,820,191	5,927,950
FFP, repos, other borrowed funds	1,272,738	870,397	1,261,949	1,694,928	1,438,908	1,638,037	1,476,403	1,331,195	1,307,398	1,131,700	1,046,041	1,339,826
Subordinated debt	230,460	226,693	232,358	232,391	231,961	232,425	232,458	232,492	230,458	227,756	227,973	206,449
Total funding sources	7,183,245	6,899,558	7,220,223	7,435,846	7,402,391	7,506,030	7,471,398	7,374,456	7,255,782	7,249,438	7,094,205	7,474,225
Stockholders’ equity	908,828	905,347	907,421	913,809	764,731	845,755	735,022	745,128	732,458	750,111	738,664	695,020
Stockholders’ equity, common	715,828	712,347	714,421	720,809	750,497	789,128	735,022	745,128	732,458	750,111	738,664	695,020
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	14,234	56,627	—	—	—	—	—	—

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009				2008					2007		2006
	Sept. 30 / YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	Dec. 31 /YTD
Income Statement
Interest income	$259,381	$82,762	$85,139	$91,480	$409,207	$97,933	$101,486	$101,313	$108,475	$476,961	$114,611	$476,409
Interest expense	73,790	21,781	24,748	27,261	162,610	32,920	38,728	40,987	49,975	236,832	56,513	224,550

Net interest income	185,591	60,981	60,391	64,219	246,597	65,013	62,758	60,326	58,500	240,129	58,098	251,859
Loan loss provision	122,672	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	2,042	10,229
Service charges on deposit accounts	28,777	10,046	9,687	9,044	44,987	11,206	11,974	11,385	10,422	45,015	11,986	40,036
Trust and investment management fees	10,355	3,555	3,471	3,329	15,130	3,420	3,818	3,945	3,947	15,701	4,061	14,269
Other service charges, commissions, and fees	12,249	4,222	4,021	4,006	18,846	4,554	4,834	4,456	5,002	22,183	5,324	20,135
Card-based fees	11,826	4,023	4,048	3,755	16,143	3,868	4,141	4,236	3,898	15,925	3,979	13,777

Subtotal, total fee-based revenue	63,207	21,846	21,227	20,134	95,106	23,048	24,767	24,022	23,269	98,824	25,350	88,217
Bank owned life insurance income	1,982	282	1,159	541	(2,369)	(8,858)	1,882	2,145	2,462	8,033	2,117	7,616
Security (losses) gains, net	7,882	(6,975)	6,635	8,222	(35,611)	(34,215)	(1,746)	(4,618)	4,968	(50,801)	(50,041)	4,269
Gains on early extinguishment of debt	13,991	13,991	—	—	—	—	—	—	—	—	—	—
Other income	4,193	1,946	2,373	(126)	(3,119)	(2,104)	(1,209)	874	(680)	4,197	109	3,181

Total noninterest income	91,255	31,090	31,394	28,771	54,007	(22,129)	23,694	22,423	30,019	60,253	(22,465)	103,283
Salaries and employee benefits	78,956	27,416	28,229	23,311	99,910	20,356	26,996	26,368	26,190	111,598	27,686	106,201
Occupancy and equipment expense	24,063	7,837	7,389	8,837	33,334	8,421	8,216	7,979	8,718	32,594	8,224	30,380
FDIC insurance	10,953	2,558	6,034	2,361	1,065	301	261	251	252	747	173	763
Other real estate expense, net	7,766	3,461	3,301	1,004	3,409	1,289	637	1,165	318	972	533	843
Other intangibles amortization	2,935	979	978	978	4,378	1,095	1,094	1,095	1,094	4,423	1,106	4,039
Acquisition and restructure charges	—	—	—	—	—	—	—	—	—	36	—	1,753
Other expenses	39,594	14,389	13,302	11,903	52,209	15,119	11,232	13,087	12,771	48,767	12,542	48,636

Total noninterest expense	164,267	56,640	59,233	48,394	194,305	46,581	48,436	49,945	49,343	199,137	50,264	192,615
Pre-tax earnings	(10,093)	(2,569)	(3,710)	(3,814)	36,045	(46,082)	24,987	27,024	30,116	94,012	(16,673)	152,298
Income taxes	(21,834)	(5,920)	(6,373)	(9,541)	(13,291)	(19,192)	796	27	5,078	13,853	(11,255)	35,052

Net income	$11,741	$3,351	$2,663	$5,727	$49,336	$(26,890)	$24,191	$26,997	$25,038	$80,159	$(5,418)	$117,246

Net income applicable to common shares	$3,991	$773	$63	$3,155	$48,482	$(27,568)	$24,149	$26,922	$24,979	$80,094	$(5,414)	$117,189
Basic earnings per common share	$0.08	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.56	$0.52	$1.62	$(0.11)	$2.39
Diluted earnings per common share	$0.08	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.55	$0.51	$1.62	$(0.11)	$2.37
Weighted average shares outstanding	48,647	48,942	48,501	48,493	48,462	48,487	48,470	48,459	48,433	49,295	48,525	49,102
Weighted average diluted shares outstanding	48,647	48,942	48,501	48,493	48,515	48,508	48,499	48,519	48,537	49,586	48,711	49,463
Tax equivalent adjustment (1)	$15,210	$4,691	$5,091	$5,428	$22,225	$5,496	$5,572	$5,603	$5,554	$20,906	$5,236	$23,551
Net interest income (FTE) (1)	$200,801	$65,672	$65,482	$69,647	$268,822	$70,509	$68,330	$65,929	$64,054	$261,035	$63,334	$275,410
Common stock and related per common share data:
Book value	$14.43	$14.43	$14.22	$14.61	$14.72	$14.72	$14.80	$14.90	$15.20	$14.94	$14.94	$15.01
Tangible book value	9.29	9.29	8.47	8.78	8.87	8.87	8.92	9.00	9.28	8.99	8.99	9.16
Dividends declared per share	0.030	0.010	0.010	0.010	1.155	0.225	0.310	0.310	0.310	1.195	0.310	1.120
Market price - period high	20.25	11.64	12.00	20.25	40.09	28.97	40.09	29.36	31.98	39.31	36.50	39.52
Market price - period low	5.94	6.19	5.94	5.96	13.56	13.65	13.56	18.65	24.38	29.67	29.67	32.62
Closing price at period end	$11.27	$11.27	$7.31	$8.59	$19.97	$19.97	$24.24	$18.65	$27.77	$30.60	$30.60	$38.68
Closing price to book value	0.8	0.8	0.5	0.6	1.4	1.4	1.6	1.3	1.8	2.0	2.0	2.6
Period end shares outstanding	54,800	54,800	49,161	48,628	48,630	48,630	48,590	48,584	48,561	48,453	48,453	50,025
Period end treasury shares	12,169	12,169	12,165	12,698	12,696	12,696	12,736	12,742	12,765	12,873	12,873	11,301
Number of shares repurchased	—	—	—	—	5	—	—	1	4	1,767	297	23
Common dividends	$1,528	$556	$486	$486	$56,206	$10,955	$15,088	$15,084	$15,079	$58,765	$15,045	$56,033
Preferred dividends	$7,237	$2,412	$2,413	$2,412	$670	$670	$—	$—	$—	$—	$—	$13,736
Other Key Ratios/Data:
Return on average common equity (2)	0.75%	0.43%	0.04%	1.78%	6.46%	-13.90%	13.07%	14.53%	13.72%	10.68%	-2.91%	16.86%
Return on average assets (2)	0.19%	0.17%	0.13%	0.28%	0.60%	-1.28%	1.16%	1.33%	1.25%	0.99%	-0.27%	1.42%
Net interest margin (1)	3.62%	3.66%	3.53%	3.67%	3.61%	3.71%	3.63%	3.58%	3.53%	3.58%	3.53%	3.67%
Yield on average earning assets (1)	4.96%	4.88%	4.86%	5.12%	5.80%	5.43%	5.69%	5.81%	6.29%	6.82%	6.67%	6.67%
Cost of funds	1.61%	1.48%	1.61%	1.73%	2.56%	2.03%	2.40%	2.61%	3.23%	3.82%	3.71%	3.50%
Efficiency ratio (1)	57.64%	59.13%	61.45%	52.33%	53.49%	59.06%	50.30%	51.67%	54.02%	52.50%	53.87%	50.53%

Net noninterest expense ratio (2)	1.55%	1.64%	1.69%	1.34%	1.27%	1.64%	1.11%	1.13%	1.21%	1.09%	1.14%	1.13%
Effective income tax rate	216.3%	230.4%	171.8%	250.2%	-36.9%	41.6%	3.2%	0.1%	16.9%	14.7%	67.5%	23.0%
Full time equivalent employees - end of period	1,751	1,751	1,766	1,767	1,809	1,809	1,792	1,828	1,833	1,856	1,856	1,892
Number of bank offices	94	94	94	97	97	97	98	98	99	99	99	99
Number of automated teller machines	127	127	128	130	129	129	130	130	131	131	131	130

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009				2008					2007		2006
	Sept. 30 / YTD	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	Dec. 31 /YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$947,040	$947,040	$915,129	$921,904	$921,548	$921,548	$910,987	$897,482	$893,182	$861,841	$861,841	$887,908
Risk-Based Capital Data:
Tier 1 capital	$803,023	$803,023	$784,008	$782,385	$766,758	$766,758	$610,048	$598,238	$585,181	$572,553	$572,553	$598,755
Tier 2 capital	149,073	149,073	179,709	182,844	182,675	182,675	169,727	166,018	164,690	161,708	161,708	162,266

Total capital	952,096	952,096	963,717	965,229	949,433	949,433	779,775	764,256	749,871	734,261	734,261	761,021
Risk-adjusted assets	$6,234,283	$6,234,283	$6,335,010	$6,600,684	$6,609,359	$6,609,359	$6,475,903	$6,436,784	$6,448,210	$6,340,614	$6,340,614	$6,259,983
Tier 1 capital / risk-based assets	12.88%	12.88%	12.38%	11.85%	11.60%	11.60%	9.42%	9.29%	9.08%	9.03%	9.03%	9.56%
Tier 1 common capital / risk-based assets	8.43%	8.43%	7.36%	7.04%	6.79%	6.79%	7.49%	7.35%	7.14%	7.06%	7.06%	7.57%
Total capital / risk-based assets	15.27%	15.27%	15.21%	14.62%	14.36%	14.36%	12.04%	11.87%	11.63%	11.58%	11.58%	12.16%
Leverage ratio	10.52%	10.52%	9.87%	9.60%	9.41%	9.41%	7.59%	7.56%	7.51%	7.46%	7.46%	7.29%
Tangible common equity ratio	6.88%	6.88%	5.56%	5.36%	5.23%	5.23%	5.44%	5.45%	5.62%	5.58%	5.58%	5.62%
Tangible common equity ratio, excluding OCI	7.10%	7.10%	6.23%	5.83%	5.45%	5.45%	6.09%	5.90%	5.73%	5.73%	5.73%	5.81%
Tangible common equity / risk-based assets	8.16%	8.16%	6.57%	6.47%	6.53%	6.53%	6.69%	6.79%	6.99%	6.87%	6.87%	7.32%
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$45,134	$45,134	$41,542	$33,245	$15,586	$15,586	$13,961	$5,222	$6,770	$9,128	$9,128	$8,803
Agricultural	2,384	2,384	452	12	12	12	12	12	12	362	362	18
Real estate - office, retail, and industrial	15,738	15,738	13,058	12,769	2,533	2,533	1,195	1,125	730	552	552	—
Real estate - residential construction	138,593	138,593	143,231	107,766	97,060	97,060	28,335	11,664	4,081	107	107	720
Real estate - multifamily	15,910	15,910	10,632	6,989	1,387	1,387	2,827	3,016	1,361	3,480	3,480	1,918
Real estate - other commercial	25,818	25,818	21,262	16,013	6,914	6,914	1,833	873	243	1,439	1,439	1,245
Real estate - 1-4 family	4,975	4,975	1,034	1,756	857	857	795	671	909	583	583	1,413
Consumer	8,253	8,253	6,042	4,991	3,419	3,419	4,359	2,653	2,967	2,796	2,796	2,092

Total non-accrual loans	256,805	256,805	237,253	183,541	127,768	127,768	53,317	25,236	17,073	18,447	18,447	16,209
Loans past due 90 days and still accruing	5,960	5,960	26,071	73,929	36,999	36,999	37,316	37,510	33,479	21,149	21,149	12,810

Total non-accrual plus 90 days past dues	262,765	262,765	263,324	257,470	164,767	164,767	90,633	62,746	50,552	39,596	39,596	29,019
Restructured, accruing loans	26,718	26,718	18,877	1,063	7,344	7,344	3,731	2,061	1,942	7,391	7,391	—

Total non-performing loans	289,483	289,483	282,201	258,533	172,111	172,111	94,364	64,807	52,494	46,987	46,987	29,019
Other real estate owned	57,945	57,945	50,640	38,984	24,368	24,368	23,697	7,042	8,607	6,053	6,053	2,727
Loans past due 30-89 days and still accruing	44,346	44,346	38,128	54,311	116,206	116,206	104,769	185,186	116,431	100,820	100,820	88,568
Reserve for loan losses (RLL):
RLL	$134,269	$134,269	$127,528	$116,001	$93,869	$93,869	$69,811	$66,104	$64,780	$61,800	$61,800	$62,370
Loan loss provision	122,672	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	2,042	10,229
Net charge-offs by category:
Commercial	31,684	12,585	7,006	12,093	13,026	5,601	1,899	2,338	3,188	4,925	534	5,792
Agricultural	—	—	—	—	38	—	(4)	42	—	10	10	(9)
Real estate - office, retail, and industrial	4,591	3,496	217	878	732	699	2	31	—	—	—	—
Real estate - residential construction	24,327	5,181	8,427	10,719	15,780	9,227	5,856	138	559	231	17	—
Real estate - multifamily	1,158	29	1,086	43	1,796	164	(40)	830	842	490	372	1,050
Real estate - other commercial	9,666	6,400	3,197	69	1,248	397	62	116	673	(34)	(21)	344
Real estate - 1-4 family	762	216	326	220	576	57	239	104	176	145	—	138
Consumer	10,084	3,352	4,476	2,256	4,989	2,182	1,308	857	642	2,036	742	2,872

Total net charge-offs	82,272	31,259	24,735	26,278	38,185	18,327	9,322	4,456	6,080	7,803	1,654	10,187
Asset Quality ratios:
Non-accrual loans / loans	4.84%	4.84%	4.44%	3.41%	2.38%	2.38%	1.02%	0.49%	0.34%	0.37%	0.37%	0.32%
Non-accrual + 90-day past due loans / loans	4.95%	4.95%	4.93%	4.78%	3.07%	3.07%	1.74%	1.21%	1.00%	0.80%	0.80%	0.58%
Non-performing loans / loans	5.46%	5.46%	5.28%	4.80%	3.21%	3.21%	1.81%	1.25%	1.04%	0.95%	0.95%	0.58%
Non-accrual loans / total assets	3.34%	3.34%	3.05%	2.22%	1.50%	1.50%	0.65%	0.30%	0.21%	0.23%	0.23%	0.19%
Loan loss ratios:
RLL / loans	2.53%	2.53%	2.39%	2.15%	1.75%	1.75%	1.34%	1.28%	1.28%	1.25%	1.25%	1.25%
RLL / non-accrual loans	52.28%	52.28%	53.75%	63.20%	73.47%	73.47%	130.94%	261.94%	379.43%	335.01%	335.01%	384.79%
RLL / non-accrual + 90-day past due loans	51.10%	51.10%	48.43%	45.05%	56.97%	56.97%	77.03%	105.35%	128.15%	156.08%	156.08%	214.93%
RLL / non-performing loans	46.38%	46.38%	45.19%	44.87%	54.54%	54.54%	73.98%	102.00%	123.40%	131.53%	131.53%	214.93%
Net charge-offs to average net loans	2.05%	2.32%	1.85%	1.98%	0.74%	1.38%	0.71%	0.35%	0.49%	0.16%	0.13%	0.21%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the number of days outstanding for each period presented.